SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): November 11, 2005


                                      Refac
             (Exact name of registrant as specified in its charter)


          DELAWARE                    001-12776               13-1681234
------------------------------- ----------------------- -----------------------

(State or other jurisdiction of      (Commission           I.R.S. Employer
incorporation or organization)       File Number)         Identification No.)

        ONE BRIDGE PLAZA, SUITE 550, FORT LEE, NEW JERSEY              07024
------------------------------------------------------------------ ------------
              (Address of principal executive offices)              (Zip Code)

                                 (201) 585-0600
         -------------------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On November 11, 2005, Refac, a Delaware corporation (the "Company"), entered into an amendment (the "OptiCare Amendment") to the Agreement and Plan of Merger (the "OptiCare Merger Agreement"), dated August 22, 2005, with OptiCare Health Systems, Inc., a Delaware corporation ("OptiCare"), and OptiCare Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Refac. The OptiCare Merger Agreement previously provided that either Refac or OptiCare may generally terminate the Merger Agreement if the transactions contemplated thereby were not completed by December 31, 2005. The OptiCare Amendment extends this date to April 30, 2006. The OptiCare Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02         Results of Operations and Financial Condition.

         On November 15, 2005, the Company announced its results of operations for its third quarter ended September 30, 2005. A copy of the press release of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit attached hereto, in this Item
2.02 is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REFAC

Dated: November 15, 2005
                                       By:   /s/Raymond A. Cardonne, Jr.
                                            --------------------------------
                                            Name:   Raymond A. Cardonne, Jr.
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX


  Exhibit No.    Description
  -----------    -----------


     10.1 Amendment No. 1 to Merger Agreement, dated as of November 11, 2005, by and among Refac, OptiCare Merger Sub, Inc. and OptiCare Health Systems, Inc.
     99.1        Press Release, dated November 15, 2005 (furnished herewith)